Exhibit 99.2

ARCHROCK, INC. (NYSE:AROC) MARCH 10, 2025 ARCHROCK, INC. Acquisition of Natural Gas Compression Systems, Inc. and NGCSE, Inc. (“NGCS”)

ARCHROCK, INC. (NYSE:AROC) 2 Forward Looking Statements All statements in this presentation (and oral statements made regarding the subjects of this presentation) other than historical facts are forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Archrock . Forward - looking information includes, but is not limited to statements regarding the expected benefits of the proposed transaction, including its expected accretion and the expected impact on Archrock’s EBITDA, leverage ratio, dividend growth and dividend coverage ; the anticipated completion of the proposed transaction and the timing thereof ; plans and objectives of management for future operations ; structural and process improvement initiatives, the expected timing thereof, Archrock’s ability to successfully effect those initiatives and the expected results therefrom ; and statements regarding Archrock’s dividend policy . While Archrock believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business . The factors that could cause results to differ materially from those indicated by such forward - looking statements include, but are not limited to : the failure to complete the proposed transaction or to realize the anticipated accretion, dividend growth and coverage, potential synergies and other anticipated strategic benefits of the transaction within the expected time frames or at all ; the possible diversion of management time on transaction - related issues ; the risk that the requisite approvals to complete the transaction will not be obtained ; changes in customer, employee or supplier relationships of Archrock or NGCS ; local, regional and national economic and financial market conditions and the impact they may have on Archrock, NGCS and their respective customers ; future regulatory conditions, including changes in tax laws ; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas ; changes in economic conditions in key operating markets ; the financial condition of Archrock’s or NGCS’s customers ; the failure of any customer of Archrock or NGCS to perform its contractual obligations ; changes in safety, health, environmental and other regulations ; the effectiveness of Archrock’s control environment, including the identification of control deficiencies ; estimated transaction and integration costs associated with the proposed transaction ; the retention of certain key employees of NGCS ; and Archrock’s ability to successfully integrate the operations of NGCS ; Archrock’s ability to pay dividends in the future ; risks associated with the concentration of Archrock’s significant customers ; volatility of Archrock’s common stock ; the risk of dilution of Archrock’s common stock ; provisions in Archrock’s governing documents that may make a change of control more difficult and Archrock’s ability to issue preferred stock with terms that could adversely affect the voting power and value of Archrock’s common stock . These forward - looking statements are also affected by the risk factors, forward - looking statements and challenges and uncertainties described in Archrock’s Annual Report on Form 10 - K for the year ended December 31 , 2024 , and those set forth from time to time in Archrock’s filings with the Securities and Exchange Commission, which are available at www . archrock . com . Except as required by law, Archrock expressly disclaims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events or otherwise .

ARCHROCK, INC. (NYSE:AROC) 3 Non - GAAP Measures Adjusted EBITDA, a non - GAAP measure, is defined as net income (loss) excluding interest expense, income taxes, depreciation and amortization, long - lived and other asset impairment, unrealized change in fair value of investment in unconsolidated affiliate, restructuring charges, debt extinguishment loss, transaction - related costs, non - cash stock - based compensation expense, amortization of capitalized implementation costs and other items . Archrock has not provided projected net income from the assets to be acquired, the most comparable financial measure calculated in accordance with GAAP, or a reconciliation of projected adjusted EBITDA to projected net income of the assets to be acquired . Archrock does not control the assets to be acquired or prepare the related financial statements . Archrock is unable to provide projected net income of the assets to be acquired or a reconciliation of the projected adjusted EBITDA of the assets to be acquired to projected net income from those assets because the calculation of projected adjusted EBITDA was based on, among other things, projected utilization and rate information combined with high - level, operating expense assumptions related to the assets to be acquired . As such, Archrock does not have sufficient information to project net income from the assets to be acquired, nor does Archrock have sufficient information regarding all of the reconciling items that may exist between projected adjusted EBITDA and projected net income for the assets to be acquired . Therefore, projected net income of the assets to be acquired and a reconciliation of projected adjusted EBITDA of the assets to projected net income from those assets are not available without unreasonable effort .

ARCHROCK, INC. (NYSE:AROC) 4 Transaction Overview Acquisition Highlights ▪ Archrock to acquire Natural Gas Compression Systems, Inc. and NGCSE, Inc. (collectively “NGCS”) for approximately $357 million: ▪ $298 million cash, funded with existing capacity on ABL credit facility ▪ Up to 2.312 2 million Archrock common shares issued to the sellers ▪ 351,000 1 primarily large compression horsepower (HP): ▪ 316,000 operating HP ▪ 35,000 HP backlog of new equipment to be delivered ▪ Transaction multiple of less than 7.0x expected run - rate of annualized July 2025 adjusted EBITDA 3 , exclusive of any anticipated synergies ▪ Expected to close in the second quarter of 2025, subject to customary closing conditions (1) 316,000 operating HP as of December 31, 2024, with the remaining as backlog to be delivered. (2) Based on 10 - day VWAP through 3/7/25 . (3) See slide 3 for important information regarding adjusted EBITDA, a non - GAAP financial measure. (4) AROC and NGCS as of December 31, 2024. ▪ 4.5 million operating HP ▪ 815k HP electric motor drive compression ▪ 2.5 million operating HP in Permian ▪ 96% fleet utilization Adding to Leading Contract Compression Position 4

ARCHROCK, INC. (NYSE:AROC) 5 Strategic Rationale Key Transaction Benefits Enhanced Scale & Complementary Footprint • Increases size and scale of fleet • Deepens Archrock’s compression operations and unit density in the Permian • Expected to increase Permian compression capacity by 10% • Accelerates electrification strategy High - Quality Fleet • Supports strategy of fleet standardization and large HP focus • Acquired fleet utilization of 90% 1 • Expands relationships with existing blue - chip customers Strong Financial Position Maintained • Utilizing existing capacity under ABL credit facility • Supports financial goals, including leverage ratio between 3.0x and 3.5x Attractive Transaction Economics • Adjusted EBITDA 2 multiple of approximately less than 7x (exclusive of any anticipated synergies) 2,3 • Expected to be immediately accretive to earnings per share and cash available for dividend per share (1) As of December 31, 2024. (2)See slide 3 for important information regarding adjusted EBITDA, a non - GAAP financial measure. (3) July 2025 annualized adjusted EBITDA.

ARCHROCK, INC. (NYSE:AROC) 6 High - Quality Fleet Fleet of highly utilized large horsepower Pro Forma 1 NGCS 1 AROC 1 4.8 million 350k 4.4 million Available HP 4.5 million 316k 4.2 million Operating HP 2.5 million 225k 2.3 million Operating Permian HP 815k 78k 737k Operating Electric HP 96% 90% 96% Utilization (1) AROC and NGCS HP as of December 31, 2024. ▪ Focus on high - quality, large horsepower units supporting gas lift applications ▪ Complementary operations in Permian Basin with existing customers ▪ ~ 25% of fleet is young electric motor drive compression HP (highly utilized, focus on 5,500 HP units) ▪ Gas - drive units are primarily CAT/Ariel configuration 74% 26% 1000+ HP 0-999 HP Pro Forma Operating HP by Size 1

ARCHROCK, INC. (NYSE:AROC) CONTACT US Investor Relations Megan Repine, VP of Investor Relations (281) 836 - 8360 investor.relations@archrock.com www.archrock.com/aroc Corporate Headquarters 9807 Katy Freeway Suite 100 Houston, TX 77024